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                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1994

TELEPHONE COMPANIES

TDS Telecommunications Corporation

Central Region - Mid-Central Division
     Arcadia Telephone Company
     Chatham Telephone Company
     Communications Corporation of Indiana
     Communication Corporation of Michigan
     Communications Corporation of Southern Indiana
     Continental Telephone Company
     Home Telephone Company, Inc.
     The Home Telephone Company of Pittsboro, Inc.
     Island Telephone Company
     Little Miami Communications Corporation
     Oakwood Telephone Company
     Shiawassee Telephone Company
     The Vanlue Telephone Company
     Wolverine Telephone Company

Central Region - Mid-West Division
     Arvig Telephone Company
     Badger Telecom, Inc.
     Black Earth Telephone Company, Inc.
     Bonduel Telephone Company
     Bridge Water Telephone Company
     Burlington, Brighton and Wheatland Telephone Company
     Central State Telephone Company
     Danube Telephone Company
     EastCoast Telecom, Inc.
     Grantland Telecom, Inc.
     KMP Telephone Company
     Mid-State Telephone Company
     Midway Telephone Company
     Mt. Vernon Telephone Company
     Riverside Telecom, Inc.
     Scandinavia Telephone Company
     Stockbridge & Sherwood Telephone Company, Inc.
     Tenney Telephone Company
     Waunakee Telephone Company, Inc.
     Winsted Telephone Company

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                                                                      EXHIBIT 21

TELEPHONE COMPANIES (Cont.)

Central Region - Western Division
     Arizona Telephone Company
     Asotin Telephone Company
     Cleveland County Telephone Company, Inc.
     Decatur Telephone Company
     Delta County Tele-Comm, Inc.
     Happy Valley Telephone Company
     Home Telephone Company
     Hornitos Telephone Company
     Lake Livingston Telephone Company, Inc.
     McDaniel Telephone Company
     Mid-America Telephone Company, Inc.
     New London Telephone Company
     Oklahoma Communication Systems, Inc.
     Orchard Farm Telephone Company
     Potlatch Telephone Company
     The Stoutland Telephone Company
     Strasburg Telephone Company
     Troy Telephone Company, Inc.
     Winterhaven Telephone Company
     Wyandotte Telephone Company

Northeast Region
     Chichester Telephone Company, Inc.
     Edwards Telephone Company, Inc.
     Hartland & St. Albans Telephone Company
     The Island Telephone Company
     Kearsarge Telephone Company
     Ludlow Telephone Company
     Mahanoy & Mahantango Telephone Company
     Meriden Telephone Company, Inc.
     Northfield Telephone Company
     Oriskany Falls Telephone Corporation
     Perkinsville Telephone Company, Inc.
     Port Byron Telephone Company
     Somerset Telephone Company
     Sugar Valley Telephone Company
     Warren Telephone Company
     West Penobscot Telephone & Telegraph Company

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                                                                      EXHIBIT 21

TELEPHONE COMPANIES (Cont.)

Southeast Region
     Amelia Telephone Corporation
     Barnardsville Telephone Company
     Blue Ridge Telephone Company
     Butler Telephone Company, Inc.
     Camden Telephone & Telegraph Company
     Calhoun City Telephone Company, Inc.
     Concord Telephone Exchange, Inc.
     Goshen Telephone Company
     Grove Hill Telephone Corporation
     Humphreys County Telephone Company
     Leslie County Telephone Company
     Lewisport Telephone Company
     McClellanville Telephone Company, Inc.
     New Castle Telephone Company
     Norway Telephone Company
     Oakman Telephone Company, Inc.
     Peoples Telephone Company
     Quincy Telephone Company
     St. Stephen Telephone Company
     Salem Telephone Company, Inc.
     Saluda Mountain Telephone Company
     Service Telephone Company, Inc.
     Southeast Mississippi Telephone Company, Inc.
     Tellico Telephone Company, Inc.
     Tennessee Telephone Company
     Virginia Telephone Company
     Williston Telephone Company

Management Service Companies
     Tennessee Telecommunications Service Corporation
     Central Region - TSSD, Inc.

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                                                                      EXHIBIT 21

SERVICE COMPANIES

     American Communications Consultants, Inc.
     American Portable Telecommunications, Inc.
     American Radio Communications, Inc.
     CellVest
     CommVest, Inc.
     Integrated Communications Services, Inc.
     National Telephone & Telegraph Company
     Nortelco Finance Company, Inc.
     Rudevco, Inc.
     Suttle Press, Inc.
     TCC, Incorporated
     TDS Computing Services, Inc.
     TDS Oklahoma Holdings, Inc.
     TDS Realestate Investment Corporation
     Tel Radio Communications Properties, Inc.
     Telecommunications Technologies Fund, Inc.

CABLE TV COMPANIES
     TDS Cable Communications Company
     Carolina Cable T.V. Co., Inc.
     Comvideo Systems, Inc.
     Condon TV Systems, Inc.
     Kearsarge Cable Communications, Inc.
     Lewisport Cable TV
     Volunteer TV Cable Company
     Warren Cable Company

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                                                                      EXHIBIT 21

RADIO PAGING COMPANIES

     American Paging, Inc.
     Advanced Wireless Messaging, Inc.
     American Messaging Services, LLC
     A. P. of Pennsylvania, Inc.
     American Paging, Inc. (of Arizona)
     American Paging, Inc. (of California)
     American Paging, Inc. (of Connecticut)
     American Paging, Inc. (of District of Columbia)
     American Paging, Inc. (of Florida)
     American Paging, Inc. (of Georgia)
     American Paging, Inc. (of Illinois)
     American Paging, Inc. (of Indiana)
     American Paging, Inc. (of Kentucky)
     American Paging, Inc. (of Louisiana)
     American Paging, Inc. (of Maryland)
     American Paging, Inc. (of Massachusetts)
     American Paging, Inc. (of Minnesota)
     American Paging of Missouri, Inc.
     American Paging, Inc. (of New Mexico)
     American Paging, Inc. (of New York)
     American Paging, Inc. (of North Carolina)
     American Paging, Inc. (of Ohio)
     American Paging, Inc. (of Oklahoma)
     American Paging, Inc. (of Rhode Island)
     American Paging, Inc. (of South Carolina)
     American Paging, Inc. (of Tennessee)
     American Paging, Inc. (of Texas)
     American Paging, Inc. (of Utah)
     American Paging, Inc. (of Virginia)
     American Paging, Inc. (of Wisconsin)
     American Paging Network, Inc.
     APIXUS, Inc.
     Texas Paging Transmission, Inc.

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                                                                      EXHIBIT 21

CELLULAR COMPANIES

United States Cellular Corporation
USCOC of Arkansas RSA #1, Inc
Arkansas RSA #9, Inc
Block B Cellular Corporation
California Rural Service Area #1, Inc.
California RSA #2, Inc.
California RSA #9, Inc.
USCOC of Florida RSA #2, Inc.
Florida RSA #8, Inc.
USCOC of Florida RSA #9, Inc.
Florida RSA #10, Inc.
USCOC of Georgia RSA #1, Inc.
Georgia RSA #11, Inc.
Georgia RSA #13, Inc.
USCOC of Hawaii-3, Inc.
USCOC of Idaho RSA #5, Inc.
USCOC of Illinois RSA #1, Inc.
Illinois RSA #3, Inc.
USCOC of Illinois RSA #4, Inc.
Indiana RSA #1, Inc.
USCOC of Indiana RSA #2, Inc.
Indiana RSA #4, Inc.
Indiana RSA #5, Inc.
USCOC of Indiana RSA #7, Inc.
USCOC of Iowa RSA #1, Inc.
Iowa RSA #2, Inc.
Iowa RSA #3, Inc.
Iowa RSA #9, Inc.
Iowa RSA #12, Inc.
Iowa 13, Inc.
Kansas RSA #5, Inc.
Kentucky RSA #1, Inc.
Kentucky RSA #2, Inc.
Kentucky RSA #3, Inc.
Kentucky RSA #9-10, Inc.
Maine RSA #1, Inc.
Maine RSA #4, Inc.
Michigan RSA #4, Inc.
Mississippi RSA #9, Inc.
USCOC of Missouri RSA #1, Inc.
USCOC of Missouri RSA #4, Inc.
USCOC of Missouri RSA #5, Inc.
USCOC of Missouri RSA #13, Inc.
Missouri #15 Rural Cellular, Inc.
Missouri RSA #17, Inc.
NH #1 Rural Cellular, Inc.
USCOC of New York RSA #1, Inc.
USCOC of New York RSA #6, Inc.
North Carolina RSA #4, Inc.
North Carolina RSA #5, Inc.
North Carolina RSA No. 6, Inc.

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                                                                      EXHIBIT 21

USCOC of North Carolina RSA #7, Inc.
North Carolina RSA #9, Inc.
North Carolina RSA #12, Inc.
USCOC of North Carolina RSA #13, Inc.
USCOC of North Carolina RSA #14, Inc.
North Carolina RSA #14, Inc.
Ohio 1 Acquisition Corp.
Ohio RSA #1, Inc.
USCOC of Ohio RSA #7, Inc.
Ohio RSA #9, Inc.
Oklahoma Opco of RSA #8, Inc.
Oklahoma #9 Rural Cellular, Inc.
USCOC of Oklahoma RSA #10, Inc.
Oregon RSA #2, Inc.
Oregon RSA #3, Inc.
USCOC of Oregon RSA #5, Inc.
Oregon RSA #6, Inc.
USCOC of Pennsylvania RSA #9, Inc.
USCOC of South Carolina RSA #4, Inc.
Tennessee RSA #3, Inc.
Tennessee RSA #4 Sub 2, Inc.
Tennessee RSA #6 B, Inc.
Texas RSA #4, Inc.
Texas RSA #5, Inc.
Texas RSA #11, Inc.
USCOC of Texas RSA #18, Inc.
Texas #20 Rural Cellular, Inc.
USCOC of Virginia RSA #4, Inc.
Virginia RSA #4, Inc.
Virginia RSA #7, Inc.
USCOC of Washington-4, Inc.
Washington RSA #5, Inc.
Washington RSA #6, Inc.
USCOC of West Virginia RSA #2, Inc.
West Virginia RSA #4, Inc.
West Virginia RSA #5, Inc.
USCOC of Wisconsin RSA #6, Inc.
Wisconsin RSA #8, Inc.

USCIC of Colorado RSA #3, Inc.
Western Colorado Cellular, Inc.
Idaho Invco of RSA #1, Inc.
Kentucky Invco of RSA #3, Inc.
MaryPennWest Invco of RSA #1, #10 and #3, Inc.
Minnesota Invco of RSA #5, Inc.
Minnesota Invco of RSA #7, Inc.
Minnesota Invco of RSA #8, Inc.
Minnesota Invco of RSA #9, Inc.
Minnesota Invco of RSA #10, Inc.
Minnesota Invco of RSA #11, Inc.
USCIC of North Carolina RSA #1, Inc.
Oregon Invco of RSA #2 West, Inc.
Pennsylvania Invco of RSA #5, Inc.
Pennsylvania Invco of RSA #6, Inc.

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                                                                      EXHIBIT 21


Texas Invco of RSA #6, Inc.
Texas Invco of RSA #17, Inc.
TDS U2B Acquisition Corp.
Virginia Invco of RSA #2, Inc.
Wisconsin Invco of RSA #7, Inc.

Camden Cellular Telephone Company, Inc.
Community Cellular Telephone Company
Farmers Cellular Telephone Company, Inc.
Farmers Mutual Cellular Telephone Company, Inc.
Hancock Cellular Telephone Company, Inc.
Hardy Cellular Telephone Company
Hill City Cellular Telephone Company
Humphreys County Cellular, Inc.
Jefferson Cellular Telephone Company
Lake Livingston Cellular Telephone Company
Laurel Highland Cellular Telephone Company
McDaniel Cellular Telephone Company
Minford Cellular Telephone Company
Peace Valley Cellular Telephone Company
Pine Island Cellular Telephone Company
Randolph Cellular Telephone Company
Scott County Cellular Telephone Company
South Canaan Cellular Telephone Company
Venus Cellular Telephone Company, Inc.
Walnut Hill Cellular Telephone Company
West Side Cellular Telephone Company

United States Cellular Investment Company
United States Cellular Investment Co. of Allentown
USCIC of Amarillo, Inc.
USCIC of Arecibo, Inc.
United States Cellular Investment Company of Baton Rouge United States Cellular Investment Company of Binghamton, Inc. USCIC of Brownsville, Inc.
United States Cellular Investment Co. of Charleston, Inc. United States Cellular Investment Company of Eau Claire, Inc. Universal Cellular for Eau Claire MSA, Inc.
United States Cellular Investment Company of Fresno, Inc. United States Cellular Investment Company of Ft. Myers
United States Cellular Investment Company of Ft. Smith
United States Cellular Investment Company of Galveston
United States Cellular Investment Company of Green Bay, Inc. United States Cellular Investment Company of Huntsville United States Cellular Investment Company of Iowa City
USCIC of Jackson, Inc.
United States Cellular Investment Company of Lafayette
United States Cellular Investment Corporation of Los Angeles United States Cellular Investment Company of Madison, Inc. USCIC of McAllen, Inc.
USCIC of Midland, Inc.
United States Cellular Investment Co. of Nashville
USCIC of New Orleans, Inc.
USCIC of Ocala, Inc.

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                                                                      EXHIBIT 21

United States Cellular Investment Co. of Oklahoma City, Inc. United States Cellular Investment Company of Portsmouth, Inc. United States Cellular Investment Company of Raleigh-Durham USCIC of Reno, Inc.
United States Cellular Investment Company of Rockford
United States Cellular Investment Company of Santa Cruz, Inc. United States Cellular Investment Company of Sarasota
USCIC of Seattle, Inc.
United States Cellular Investment Company of South Bend, Inc. United States Cellular Investment Company of St. Cloud
United States Cellular Investment Company of Wheeling

United States Cellular Operating Company
United States Cellular Operating Company of Atlantic City, Inc. United States Cellular Operating Company of Bangor
United States Cellular Operating Company of Biloxi
United States Cellular Operating Company of Cedar Rapids
United States Cellular Operating Company of Columbia
USCOC of Cumberland, Inc.
United States Cellular Operating Company - Des Moines
United States Cellular Operating Company of Dubuque
United States Cellular Operating Company of Evansville, Inc. United States Cellular Operating Company of Ft. Pierce
USCOC of Gainesville, Inc.
USCOC of Iowa City, Inc.
United States Cellular Operating Company of Joplin
United States Cellular Operating Company of Knoxville
United States Cellular Operating Company of LaCrosse, Inc. United States Cellular Operating Company of Lewiston-Auburn United States Cellular Operating Company of Manchester-Nashua,
  Inc.
United States Cellular Operating Company of Medford
United States Cellular Operating Company of Montgomery, Inc. United States Cellular Operating Company of Owensboro
United States Cellular Operating Company of Peoria
USCOC of Portland, Inc.
United States Cellular Operating Company of Poughkeepsie, Inc. United States Cellular Operating Company - Quad Cities
United States Cellular Operating Company of Richland
United States Cellular Operating Company of Rochester
USCOC of Tallahassee, Inc.
USCOC of Texahoma, Inc.
United States Cellular Operating Company of Tulsa, Inc.
USCOC of Victoria, Inc.
United States Cellular Operating Company of Vineland, Inc. United States Cellular Operating Company of Waterloo
United States Cellular Operating Company of Wausau, Inc.
United States Cellular Operating Company of Williamsport
United States Cellular Operating Company of Yakima

Canton Cellular Telephone Company
Capitol Cellular, Inc.
Carolina Cellular, Inc.
Cellular America Telephone Company

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                                                                      EXHIBIT 21

Central Cellular Telephones, Ltd.
Central Florida Cellular Telephone Company, Inc.
Chibardun Cellular Telephone Corporation
CSII of Baton Rouge, Inc.
Davenport Cellular Telephone Company, Inc.
DRGP, Inc.
Dutchess County Cellular Telephone Company, Inc.
Four D Ltd.
Huntsville Cellular Telephone Corp., Inc.
ILP, Inc.
Joplin Cellular Telephone Company
LaCrosse Cellular Telephone Company, Inc.
Lar-Tex Cellular Telephone Company, Inc.
Lavaca Cellular Telephone Company
Leaf River Valley Cellular Telephone Company
Mississippi Cellular Telephone Company
Star Cellular Telephone Company, Inc.
Star Cellular Communications, Inc.
Texahoma Cellular Telephone Corporation
Tri-States Cellular Communications Inc.
Tulsa General Partner, Inc.
USCC Real Estate Corporation
Victoria Cellular Corporation
Vineland Cellular Telephone Company, Inc.

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